Exhibit 99.2

© 2021 Airspan Networks Holdings Inc. 1 5G DISRUPTOR, INNOVATOR November 2021 Investor Presentation Q3 Earnings

Disclaimer

Forward Looking Statements

Certain statements in this investor presentation ("Presentation") may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995.

Forward-looking statements generally relate to future events or the Company's future financial or operating performance. For example, projections of future Revenue and Gross Profit. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including, but not limited to: (i) the price of Company's securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Airspan operates, variations in performance across competitors, changes in laws and regulations affecting Airspan's business and changes in the combined capital structure; (ii) the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; (iii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Airspan operates; (iv) the risk that Airspan and its current and future collaborators are unable to successfully develop and commercialize Airspan's products or services, or experience significant delays in doing so; (xv) the risk that the Company may not achieve or sustain profitability; (vi) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (vii) the risk that the Company experiences difficulties in managing its growth and expanding operations; (viii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (ix) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; (xx) the risk that Airspan is unable to secure or protect its intellectual property.; and (xi) the risk that the Company's securities will not maintain listing on the NYSE American. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the registration statements on Form S-1 and other documents filed by Airspan from time to time with the U.S. Securities and Exchange Commission ("SEC"). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Airspan and its management, are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Airspan does not undertake any duty to update these forward-looking statements.

© 2021 Airspan Networks Holdings Inc.

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Disclaimer

Non-GAAP Financial Measures

This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to any footnotes where presented in this Presentation, as well as to the table on slide 25, for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP.

This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding.

Use of Projections

This Presentation contains financial forecasts with respect to the Company's projected financial results, including Revenue and Gross Profit. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections constitute forward-looking information, are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The company has relied upon certain assumptions and estimates to develop its projections, including, among other things, assumptions about its order backlog and pipeline, customer adoption and subsequent expansion of 5G technologies, the mix of products sold, the performance of the Company's outsourced supply chain and the costs of materials and services. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data

In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information.

© 2021 Airspan Networks Holdings Inc.

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© 2021 Airspan Networks Holdings Inc. 4 Eric Stonestrom President & CEO Todays Presenters: Executives David Brant SVP & CFO

Airspan at a Glance

Airspan Networks Inc. completed a business combination with New Beginnings Acquisition Corp. on August 13th 2021 and listed on NYSE American as Airspan Networks Holdings Inc. (NYSE AMERICAN: MIMO) on August 16th 2021.

- Multi-award-winning 4G & 5G network densification solution provider
- End-to-end Radio Access Network (RAN/O-RAN) virtualization, backhaul, and network optimization solutions
- Innovation leadership with more the 250 patents granted or pending
- Addresses ~$30bn 5G and 4G/LTE RAN market; critical components of the ~$200bn spent annually on 5G buildouts
- Founded in 1992, 800 FTE worldwide
- Headquartered in Boca Raton, FL with additional offices in London, Tel Aviv, Mumbai and Tokyo
- Well-known, respected operators and thought leaders as investors:

OAK INVESTMENT PARTNERS SoftBank NEA Jio
FOXCONN Qualcomm dish

NYSE AMERICAN:
MIMO

Airspan by the Numbers

$173mm 2020Y Revenue	**1,000+** Customers in 100+ Countries
1+ Million Base Stations Shipped	**25+ Years** Proven Technology

© 2021 Airspan Networks Holdings Inc.

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© 2021 Airspan Networks Holdings Inc. 6 Awards and Recognitions FIXED WIRELESS BROADBAND SOLUTION OF THE YEAR WIRELESS NETWORK INNOVATION PRODUCT OF THE YEAR EXCELLENCE IN COMMERCIAL DEPLOYMENT: RESIDENTIAL 5G REALISED: USE CASE INNOVATION AWARD EXCELLENCE IN COMMERCIAL DEPLOYMENT: URBAN EXCELLENCE IN COMMERCIAL DEPLOYMENT: URBAN EXCELLENCE IN COMMERCIAL DEPLOYMENT: OPEN RAN

© 2021 Airspan Networks Holdings Inc. 7 Top Tier Customers and Partners OEM Partners Global Carrier Networks Private Networks

5G is Driving Network Transformation

	4G – LEGACY	5G – TODAY
NETWORK CHARACTERISTICS	Centralized network and macro cell control	Distributed, AI driven, self organizing and access edge centric
	Proprietary, closed architectures	Open architectures
	Hardware-centric	Software-centric; leveraging virtualization and cloud
GROWTH POTENTIAL	Large, consolidated service providers	Many new service providers and application specific networks
	4G global mobility networks: 500	5G global mobility networks (2025E): 1,500
	4G private networks: 800	5G private networks (2025E): 15,000

- Source: Analysis Mason for Private Networks

© 2021 Airspan Networks Holdings Inc.

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© 2021 Airspan Networks Holdings Inc. 9 Drastically Different Network Densification Between 4G & 5G Before: Macro model After: Densified Long Island Sound Long Island Sound Approximately 50 macro cell sites took 15 years to permit and install Over 20,000 micro cell sites installed in 9 months Airspan Densification for Optimal Mid - Band Spectrum Network

© 2021 Airspan Networks Holdings Inc. 10 Three Large and Rapidly Growing Markets Driven by 5G • Sources: 1 Gartner “Forecast Analysis: Communications Service Provider Operational Technology, Worldwide” (December 2020); 2 Magna Intelligence “Global 5G Fixed Wireless Access Market Databank” (January 2021); 3 IDC “Worldwide Private LTE/5G Infrastructure Forecast 2020 - 2024” (December 2020) Private Networks Fixed Wireless Access Wireless Carrier Networks 2022 TAM: $26.1bn 1 2021 - 2024 CAGR: 17% 1 2022 TAM: $1.9bn 2 2020 - 2024 CAGR: 74% 2 2022 TAM: $2.7bn 3 2021 - 2024 CAGR: 46% 3

5G Networks Have Become National Priorities

5G networks are expected to drive significant innovation and be central to transportation, power, and communications infrastructure.

- Autonomous Vehicles
- IOT
- Power & Utilities
- Robotics
- Content Consumption/ Distribution
- Rural Broadband

As a leading North American, integrated, 5G access network provider, Airspan expects to benefit from:

FUNDED Government Initiatives	Amount ($bn)
Rural Digital Opportunity Fund ("RDOF")	$9.2bn
Rip and Replace bill	$1.9bn
CARES Act 2	$0.6bn
NTIA Tribal Broadband Connectivity Grants	$1.0bn
NTIA Broadband Infrastructure Program	$0.3bn
NTIA Connecting Minority Communities Pilot Program	$0.3bn
U.S. Innovation and Competition Act	$1.6bn
Total	**$14.9bn**

- Recently-passed infrastructure bill: $65B for broadband deployment, adoption, and equity
  - $42.5B to fund the Broadband Equity, Access, Deployment Program, grants to states/digital divide
- International opportunity mirrors domestic programs - $1B+ programs expected in UK and Germany

© 2021 Airspan Networks Holdings Inc.
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© 2021 Airspan Networks Holdings Inc. 12 Why Airspan Wins Legacy OEM Vendors Niche Players ▪ Inefficient and expensive legacy macro cell - based architectures ▪ Limited and rudimentary small - cell capabilities required for densified 5G networks ▪ Lack software required to manage dense, complex infrastructure networks ▪ Limited / no track record of reliable products ▪ Lack integrated hardware and software platform ▪ Not ready for mass scale network deployment x End - to - end offering x Security as a foundation x 1 million cell sites running Airspan software x U.S. headquartered 5G disruptor x Software - defined radio experience x Plug - and - play functionality

Cutting Edge Software and Hardware Integration

Example Service Providers

SoftBank

Rakuten

Jio



Centralized, intuitive management software



Airspan Connectivity Platform

Network Management Software

Embedded Access Edge Software

- Beamforming
- Multi-user MIMO
- Link adoption
- Network slicing
- AI / ML driven policies
- Scheduled data transmission
- Mobility management
- Radio Resource Mgmt. & Self Organized Network

Connectivity Products

- 5G
- Indoor
- Outdoor
- Backhaul
- PTP / PTMP

Applications

8K Ultra HD

True End-to-End Virtualized Intelligent Open RAN

Open Architecture

O-RAN ALLIANCE, SCF, 3GPP, TELECOM INFRA PROJECT

- Virtualization
- Network Intelligence
- End to End RAN

© 2021 Airspan Networks Holdings Inc.

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© 2021 Airspan Networks Holdings Inc. 14 $3B of Current Project Funnel Addressing a Much Larger TAM Carrier Cable MSO Enterprise Air - to - Ground/Military FWA • Mobile capex with 5G upgrade cycle • New market entrants (Greenfields) • Cable MSOs bought CBRS spectrum • Mobility service and Fixed Broadband • Convergence of CBRS and Wi - Fi 6 + Private 5G • Aviation build outs & Defense Dept 5G • 23 million underserved homes in US alone — worldwide trend Confidence in large, sustainable growth opportunity 35% 25% 15% 10% 15%

© 2021 Airspan Networks Holdings Inc. 15 © 2021 Airspan Networks Holdings Inc. 15 Financial Update

© 2021 Airspan Networks Holdings Inc. 16 Financial Highlights $127mm revenue in YTD 2021, up 39% Y/Y from a diversified and Tier - 1 customer base Strong gross margins of 45% YTD 2021, up from 32% FY 2018 Globally diversified : 28% N. America, 57% Asia and 13% EMEA in 3Q 2021 Gross profit of $57 million in YTD 2021, an increase of 22% Y/Y Funnel and program visibility giving confidence to 2022 revenue projection Products and software licenses revenue in YTD 2021 up 76% Y/Y

© 2021 Airspan Networks Holdings Inc. 17 3 rd Quarter 2021 Highlights: Excellent Momentum 3Q'20 3Q'21 $36.0 $38.9 Total Revenue ($mm) ▪ Revenue of $38.9 million, up 8% from $36.0 million in 3Q 2020 ▪ Products and software licenses revenue of $31.0 million up 26% from $24.6 million in 3Q 2020 ▪ Gross profit of $17.1 million, a slight decrease from $17.3 million in 3Q 2020 ▪ Net loss of $27.0 million in 3Q 2021 compared to a $9.9 million loss in 3Q 2020 ▪ Adjusted EBITDA (non - GAAP measure) $10.4 million loss in 3Q 2021 compared to a $6.0 million loss in 3Q 2020 ▪ Gross margin of 44.0% down from 48.1% on supply chain pressures YTD '20 YTD '21 $24.6 $30.9 Products and Software Licenses Revenue ($mm)

© 2021 Airspan Networks Holdings Inc. 18 Business Outlook • Source: Airspan management estimates. Refer to Use of Projections on slide 2. Note: A: Actual financial results; E: Estimated financial results; Refer to slide “Appendix: Annual reconciliation of GAAP to no n - GAAP” for GAAP to non - GAAP reconciliation Expect Q4 ‘21 revenue of $54 million at a 44% Gross Margin 2019A 2020A 2021E 2022E Revenue 166 173 181 % growth Y/Y (21%) 4% 5% 20% - 25% Gross profit 70 84 % margin 42% 49% 44% 47% R&D 60 53 % of revenue 36% 31% S&M 37 29 % of revenue 22% 17% G&A 16 17 % of revenue 10% 10% Other opertaing income / amor of Intangibles 3 (2) % of revenue 2% (1%) Total OPEX 116 100 % of revenue 70% 58% Income from operations (46) (16) % operating margin (28%) (9%) Adjusted EBITDA (Non-GAAP) (41) (9) % margin (25%) (5%) Net Income (52) (26) % Margin (31%) (15%)

© 2021 Airspan Networks Holdings Inc. 19 © 2021 Airspan Networks Holdings Inc. 19 Closing Remarks

© 2021 Airspan Networks Holdings Inc. 20 Key Takeaways: 5G Tsunami Top tier customer base with growing demand Market leading innovation with diversified and expanding product portfolio, stemming from industry - leading internal R&D teams Continued explosive growth in the 5G and FWA markets provide large, expanding TAM and confidence in our $3B revenue funnel World - class strategic investor and supply chain partners Demand for connectivity in every aspect of life is increasing exponentially, alongside an explosive new appetite for data hungry applications like the Metaverse

© 2021 Airspan Networks Holdings Inc. 21 © 2021 Airspan Networks Holdings Inc. 21 Appendix

© 2021 Airspan Networks Holdings Inc. 22 Service Provider Densification: Learned in 4G, Critical in 5G Airspan Deployment ▪ A supply chain that mirrors cell phones: ▪ Third party logistics delivery van model ▪ Plug & play functionality ▪ Technology partners that scale ▪ Volume manufacturing and pricing ▪ Suitable product dimensions ESSENTIAL PARADIGM SHIFT: CELL SITE PERFORMANCE AT CELL PHONE ECONOMICS 3PL DELIVERY LOW COST MANUFACTURER OPERATOR DISTRIBUTION CENTER MONTHS Traditional Deployment DAYS FIBER

© 2021 Airspan Networks Holdings Inc. 23 One Team, One Code Base, One Mission Santa Clara, California Airport City, Israel Slough, United Kingdom Boca Raton, Florida Mumbai, India Istanbul, Turkey

© 2021 Airspan Networks Holdings Inc. 24 Customer Diversification Has Improved Drastically Sales to top 3 customers as a % of revenue Largest customer 85% 2nd largest 3% 3rd largest 3% Others 9% Largest customer 33% 2nd largest 20% 3rd largest 7% Others 40% >200 customers (via direct sales) >100 customers (via direct sales) 2018 2021 YTD

© 2021 Airspan Networks Holdings Inc. 25 Appendix: Annual Reconciliation of GAAP to Non - GAAP Reconciliation of Non-GAAP Items 2019 2020 Q3 2020 Q3 2021 Net Income (52) (26) (10) (27) Adjusted for: Interest Expense net 6 6 1 4 Income Tax expense 0 (1) 0 0 Depreciatin and amortization 4 5 1 1 EBITDA (41) (15) (7) (22) Share based compensation expense 2 3 0 1 Change in fair value of warrant liability and derivatives (2) 3 1 (12) Business combination transaction costs - - - 4 Management Incentive plan - - - 19 Adjusted EBITDA (41) (9) (6) (10)

© 2021 Airspan Networks Holdings Inc. 26 Thank you airspan.com © 2021 Airspan Networks Holdings Inc. 26 5G DISTRUPTOR, INNOVATOR